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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): January 19, 2001



                             U.S. Interactive, Inc.
               (Exact Name of Registrant as Specified in Charter)



Delaware                              0-26923                  23-3316696
(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                    File Number)         Identification Number)



                           2012 Renaissance Boulevard
                       King of Prussia, Pennsylvania 19406
              (Address of Principal Executive Offices and Zip Code)


                                 (610) 313-9700
              (Registrant's telephone number, including area code)


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Item 3.  Bankruptcy or Receivership.

         (a) On January 22, 2001, U.S. Interactive, Inc. (the "Company") and its wholly-owned subsidiary, U.S. Interactive Corp. (Delaware) ("USIC"), filed voluntary Chapter 11 bankruptcy petitions in the United States Bankruptcy Court, District of Delaware, file numbers 01-0225 and 01-0224, respectively. To date, no receiver, fiscal agent or similar officer has been appointed.

         The Company issued a press release dated January 22, 2001 announcing the filing of the bankruptcy petitions, a copy of which is attached hereto as
Exhibit 99.1 to this Report and is incorporated herein by reference.


Item 5.  Other Events.

         a.   Nasdaq Trading Halt
              -------------------

         On January 19, 2001, The Nasdaq Stock Market ("Nasdaq") halted trading in the Company's common stock at 5:24 p.m., Eastern Standard Time for news pending. On January 22, 2001, following filing of the voluntary bankruptcy petitions referred to in Item 3 above and the issuance of the Company's press release announcing the filing the petitions, Nasdaq changed the trading halt status relating to the Company's common stock to "additional information requested."

         By letter dated January 22, 2001, Nasdaq staff informed the Company that trading in the Company's securities would remain halted until the Nasdaq staff has received and reviewed certain information requested from the Company relating to the Company's filing of the voluntary bankruptcy petition and the financial position of the Company. The Nasdaq staff requested that the information be provided by February 5, 2001. The Company has been further notified that if the Company fails to provide the information requested or if the Nasdaq staff determines that the Company's submission does not adequately address its concerns, Nasdaq will notify the Company that its securities will be delisted. In such event, the Company would then have the right to appeal delisting to a Nasdaq Listing Qualifications Panel.

         b.   Resignation of CEO and President
              --------------------------------

         On January 22, 2001, the Company issued a press release announcing that Mohan Uttarwar had resigned as its Chief Executive Officer and President. Mr. Uttarwar continues to serve as a member of the Company's Board of Directors and as Chief Executive Officer and President of USIC.

         A copy of the press release announcing the resignation of Mr. Uttarwar is attached hereto as Exhibit 99.2 to this Report and is incorporated herein by reference.





Item 7.  Financial Statements and Exhibits.

(c)      The following are filed as Exhibits to this Report:

Exhibit Number    Description
--------------    -----------

   99.1 Press release dated January 22, 2001 announcing the Company's filing of a voluntary bankruptcy petition.

   99.2 Press release dated January 22, 2001 announcing the resignation of Mohan Uttarwar as the Company's Chief Executive Officer and President.






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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 29, 2001






                                       U.S. INTERACTIVE, INC.


                                       By: /s/ Lawrence F. Shay
\                                          -------------------------------------
                                           Lawrence F. Shay
                                           Executive Vice President, Legal and
                                           Corporate Affairs and General Counsel








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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number   Description
--------------   -----------

    99.1 Press release dated January 22, 2001 announcing the Company's filing of a voluntary bankruptcy petition.

    99.2 Press release dated January 22, 2001 announcing the resignation of Mohan Uttarwar as the Company's Chief Executive Officer and President.